UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 23, 2014

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 23, 2014, the Board of Directors (the “Board”) of Unifi, Inc. (the “Registrant”), upon consideration of and pursuant to the recommendation by the Board’s Corporate Governance and Nominating Committee, and in accordance with Section 7.09 of the Registrant’s Restated By-Laws (the “Bylaws”), adopted the following amendments (the “Amendments”) to the Bylaws:

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Section 1.11 of the Bylaws was amended to change the voting standard for the election of directors from plurality voting to a majority of votes cast standard in uncontested director elections. Directors will continue to be elected by a plurality vote standard in contested elections where the number of nominees exceeds the number of directors to be elected. Section 2.03 of the Bylaws was amended to provide that an existing director nominee who is not reelected shall be deemed to have tendered to the Board his or her resignation as a director, with the Board having authority to determine the timing of accepting the resignation in light of potential governance considerations pending the election of his or her successor.

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A new Section 1.13 was added to the Bylaws to implement advanced notice requirements for shareholder proposals in connection with the Registrant’s annual meetings of shareholders. The advance notice provision requires written notification to the Secretary of the Registrant of any such proposal no earlier than 120 days, and no later than 90 days, prior to the first anniversary of the Registrant’s immediately preceding annual meeting of shareholders (with adjustments if no such prior meeting was held, or if the date for the upcoming meeting is significantly different from such prior meeting) and certain representations and information regarding the shareholder making the proposal and, if applicable, information regarding any director nominee included in a proposal.

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Refining or clarifying revisions or additions to other Bylaw provisions in connection with the above Amendments (Sections 2.03 and 2.04) or to make certain technical corrections to the Bylaws (Sections 1.14, 2.05(a), 3.01 and 3.04).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the text of the Amendments, which are included as Exhibit 3.1 to this report. In addition, the complete Bylaws, as amended and in effect on the date hereof, are included as Exhibit 3.2 to this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amendments to the Registrant’s Restated By-Laws, as adopted on July 23, 2014.

3.2	Registrant’s Restated By-Laws, as amended and in effect as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/S/ W. RANDY EADDY
W. Randy Eaddy
General Counsel and Secretary

Dated: July 24, 2014

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amendments to the Registrant’s Restated By-Laws, as adopted on July 23, 2014.

3.2	Registrant’s Restated By-Laws, as amended and in effect as of the date hereof.